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                                                                    EXHIBIT 99.2


         I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-1 of LIN TV Corp. to my name as a person about to become a director of LIN TV Corp.



                                                  /s/ WILLIAM CUNNINGHAM
                                                  ------------------------------
                                                  William Cunningham



February 19, 2002